Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2012	2011					% Change
	1Q	1Q	2Q	3Q	4Q	Full Year	1Q
Sales	$11,731	$11,580	$12,151	$12,022	$12,294	$48,047	1%

Costs, Expenses and Other
Materials and production	4,037	4,059	4,284	4,352	4,176	16,871	-1%
Marketing and administrative	3,074	3,164	3,525	3,340	3,704	13,733	-3%
Research and development	1,862	2,158	1,936	1,954	2,419	8,467	-14%
Restructuring costs	219	(14)	668	119	533	1,306	*
Equity income from affiliates	(110)	(138)	(55)	(161)	(257)	(610)	-20%
Other (income) expense, net	142	622	121	66	139	946	-77%

Income Before Taxes	2,507	1,729	1,672	2,352	1,580	7,334	45%
Income Tax Provision (Benefit)	740	658	(382)	628	37	942
Net Income	1,767	1,071	2,054	1,724	1,543	6,392	65%
Less: Net Income Attributable to Noncontrolling Interests	29	28	30	32	31	120
Net Income Attributable to Merck & Co., Inc.	$ 1,738	$ 1,043	$ 2,024	$ 1,692	$ 1,512	$ 6,272	67%
Earnings per Common Share Assuming Dilution	$ 0.56	$ 0.34	$ 0.65	$ 0.55	$ 0.49	$ 2.02	65%

Average Shares Outstanding Assuming Dilution	3,074	3,104	3,110	3,091	3,069	3,094
Tax Rate	29.5%	38.1%	-22.8%	26.7%	2.3%	12.8%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

*100% or greater

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FIRST QUARTER 2011

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$11,580				$—		$11,580

Costs, Expenses and Other

Materials and production	4,059	1,297	72		1,369		2,690

Marketing and administrative	3,164	58	23		81		3,083

Research and development	2,158	302	45		347		1,811

Restructuring costs	(14)		(14)		(14)		—

Equity income from affiliates	(138)				—		(138)

Other (income) expense, net	622			366	366		256

Income Before Taxes	1,729	(1,657)	(126)	(366)	(2,149)		3,878

Income Tax Provision	658				(331	)(4)	989

Net Income	1,071				(1,818)		2,889

Less: Net Income Attributable to Noncontrolling Interests	28				—		28

Net Income Attributable to Merck & Co., Inc.	$1,043				$(1,818)		$2,861

Earnings per Common Share Assuming Dilution	$0.34						$0.92 (5)

Average Shares Outstanding Assuming Dilution	3,104						3,104

Tax Rate	38.1%						25.5%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)  Amounts included in materials and production costs reflect expenses for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of mergers and acquisitions. Amounts included in marketing and administrative expenses reflect merger integration costs. Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2)  Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3)  Included in other (income) expense, net is a $500 million charge related to the resolution of the arbitration proceeding with Johnson & Johnson and a $134 million gain on the sale of certain manufacturing facilities and related assets.

(4)  Represents the estimated tax impact on the reconciling items.

(5)  The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $2,853 million for the first quarter of 2011.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FIRST QUARTER 2012

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	1Q12	1Q11	% Change	1Q12	1Q11	% Change	1Q12	1Q11	% Change
TOTAL SALES (1)	$11,731	$11,580	1	$5,009	$4,848	3	$6,721	$6,732	—

PHARMACEUTICAL	10,082	9,820	3	4,189	3,907	7	5,892	5,912	—

Primary Care and Women’s Health
Cardiovascular
Zetia	614	582	6	309	298	4	305	284	8
Vytorin	444	480	-8	189	247	-23	255	233	9

Diabetes & Obesity
Januvia	919	739	24	493	426	16	427	313	36
Janumet	392	305	29	202	163	24	190	142	34

Respiratory
Singulair	1,340	1,328	1	876	810	8	464	518	-11
Nasonex	375	373	1	161	156	3	213	216	-1
Clarinex	134	155	-14	51	47	10	82	109	-24
Asmanex	48	60	-19	44	54	-20	5	5	-14
Dulera	39	13	*	38	13	*	1		*

Women’s Health & Endocrine
Fosamax	184	208	-12	7	13	-43	177	195	-10
NuvaRing	146	142	2	83	87	-4	63	56	13
Follistim AQ	116	133	-13	38	38		78	95	-18
Implanon	76	60	27	31	24	28	45	35	27
Cerazette	67	59	14				67	59	14

Other
Maxalt	156	173	-10	112	132	-15	44	41	7
Arcoxia	112	114	-1				112	114	-1
Avelox	73	106	-31	70	97	-28	3	10	-68

Hospital and Specialty
Immunology
Remicade	519	753	-31				519	753	-31
Simponi	74	54	38				74	54	38

Infectious Disease
Isentress	337	292	15	186	150	25	150	143	5
PegIntron	162	166	-2	32	18	83	130	148	-12
Cancidas	145	158	-8	8	12	-34	137	146	-6
Victrelis	111	1	*	67		*	44	1	*
Invanz	101	87	17	51	44	15	50	42	18
Primaxin	88	136	-35	4	25	-82	84	111	-25
Noxafil	59	55	7	15	16	-5	44	39	12

Oncology
Temodar	237	248	-4	105	102	2	132	145	-9
Emend	102	87	17	63	51	22	39	36	9

Other
Cosopt / Trusopt	124	114	9	3	4	-4	120	111	9
Bridion	58	41	39				58	41	39
Integrilin	53	64	-17	49	59	-18	4	5	-9

Diversified Brands
Cozaar / Hyzaar	336	426	-21	5	36	-87	332	389	-15
Propecia	108	106	2	32	32		76	74	3
Zocor	103	127	-19	6	8	-22	96	119	-19
Claritin Rx	87	120	-28				87	120	-28
Remeron	57	60	-5	1	2	-39	56	58	-3
Vasotec / Vaseretic	53	57	-6				53	57	-6
Proscar	51	60	-15	1	2	-64	51	59	-14

Vaccines
Gardasil	284	214	33	174	151	15	110	63	76
ProQuad, M-M-R II and Varivax	255	244	4	228	226	1	27	19	42
RotaTeq	142	125	14	108	107		34	18	95
Pneumovax	112	79	42	73	60	21	39	19	*
Zostavax	76	24	*	67	22	*	9	2	*

Other Pharmaceutical (2)	1,013	892	14	207	175	18	806	715	13

ANIMAL HEALTH	821	758	8	193	164	18	627	594	6

CONSUMER CARE	554	517	7	383	357	7	171	161	6
Claritin OTC	169	167	1	137	132	3	33	34	-5

Other Revenues (3)	274	486	-43	243	421	-42	31	65	-52
Astra	186	322	-42	186	322	-42

*      100% or greater

(1)     Only select products are shown.

(2)     Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $60 million and $54 million on a global basis for first quarter 2012 and 2011, respectively.

(3)     Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

Table 3b

	1Q12	1Q11	2Q11	3Q11	4Q11	Full Year	% Change 1Q
TOTAL PHARMACEUTICAL	$10,082	$9,820	$10,360	$10,354	$10,755	$41,289	3

United States	4,189	3,907	4,088	4,515	4,606	17,117	7
% Pharmaceutical Sales	41.6%	39.8%	39.5%	43.6%	42.8%	41.5%

Europe (1)	2,558	2,587	2,827	2,588	2,621	10,623	-1
% Pharmaceutical Sales	25.4%	26.3%	27.3%	25.0%	24.4%	25.7%

Japan	1,267	1,164	1,104	1,114	1,327	4,709	9
% Pharmaceutical Sales	12.6%	11.8%	10.7%	10.8%	12.3%	11.4%

Latin America	627	700	743	667	747	2,857	-10
% Pharmaceutical Sales	6.2%	7.1%	7.2%	6.4%	6.9%	6.9%

Asia Pacific	762	699	779	763	736	2,977	9
% Pharmaceutical Sales	7.6%	7.1%	7.5%	7.4%	6.8%	7.2%

China	221	187	206	220	221	834	19

Eastern Europe/Middle East Africa	361	358	369	371	378	1,476	1
% Pharmaceutical Sales	3.6%	3.6%	3.6%	3.6%	3.5%	3.6%

Canada	264	360	399	285	279	1,323	-27
% Pharmaceutical Sales	2.6%	3.7%	3.9%	2.8%	2.6%	3.2%

Other	53	45	51	51	61	208	17
% Pharmaceutical Sales	0.5%	0.5%	0.5%	0.5%	0.6%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

FIRST QUARTER 2012

AMOUNTS IN MILLIONS

Table 4

EQUITY INCOME FROM AFFILIATES

	1Q12	1Q11
ASTRAZENECA LP	$113	$133
Other (1)	(3)	5
TOTAL	$110	$138

(1) Includes results for Sanofi Pasteur MSD.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a “NET” basis.

	1Q12	1Q11
GARDASIL	$ 55	$ 58
OTHER VIRAL VACCINES	25	19
ROTATEQ	11	9
HEPATITIS VACCINES	9	10
FLU VACCINES	—	2
Other Vaccines	106	89
TOTAL SANOFI PASTEUR MSD SALES	$206	$187

OTHER (INCOME) EXPENSE, NET

	1Q12	1Q11
INTEREST INCOME	$ (75)	$ (41)
INTEREST EXPENSE	195	186
EXCHANGE LOSSES	67	42
Other, net (1)	(45)	435
TOTAL	$142	$622

(1) Other, net in the first quarter of 2011 includes a charge of $500 million related to the resolution of the arbitration proceeding with Johnson & Johnson.